Exhibit 10.2

Date:	April 27, 2020
To:	MRC Global Lender Group
From:	Bank of America, N.A., as Agent
Re:

April 2020 Hilco Valuation Services Inventory Appraisal (the “April 2020 Inventory Appraisal”) pursuant to the Third Amended and Restated Loan, Security and Guarantee Agreement (as amended, the “Loan Agreement”); capitalized terms used in this Memorandum without definition shall have the meaning assigned to such terms in the Loan Agreement

Posted with this Memorandum is a copy of the April 2020 Inventory Appraisal.

The Net Orderly Liquidation Value percentages (the “NOLV percentages”) set forth in the April 2020 Inventory Appraisal decreased from the NOLV percentages set forth in the Inventory Appraisal conducted during 2019.  Notwithstanding such decrease in the NOLV percentages, Borrowers have requested that, for purposes of determining Net Orderly Liquidation Value in the inventory component of each of the Borrowing Bases, Agent and the requisite Lenders under the  Loan Agreement for the Requisite Jurisdictions (as defined below) consent (the “Requisite Consent”) to implementation of one-half of the relevant percentage decrease in the calculation of each Borrowing Base (as identified by jurisdiction in the table below), which will therefore result in the effective percentage rates for such inventory component of the Borrowing Bases as set forth in the right column of the table below (such proposed percentages, the “Stipulated Percentages”).  For purposes hereof, the term “Requisite Jurisdictions” means the United States and, unless the Borrowers otherwise notify the Agent, each other jurisdiction listed below.

Jurisdiction	Proposed NOLV Percentage to be Implemented Promptly Following Memorandum Approval	Multiplied by Advance Rate	Effective Percentage Rate until next Inventory Appraisal or Adjustment
Australia	33.3%	85%	28.26%
Belgium	27.7%	85%	23.55%
Canada	44.9%	85%	38.12%
Netherlands	27.7%	85%	23.55%
Norway	30.2%	85%	25.67%
U.K.	30.9%	85%	26.27%
U.S.	57.5%	85%	48.88%

Exhibit 10.2

Pursuant to this Memorandum, the consenting Lenders agree that the Stipulated Percentages set forth in the table above may be utilized by Agent in the Requisite Jurisdictions for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement until such time as the next Inventory Appraisal is completed and implemented (or as otherwise adjusted as provided in the Loan Agreement), including pursuant to a potential supplemental appraisal in calendar year 2020 if Agent or Borrowers so request.

Please indicate the response of your institution by completing and returning the attached Response Form for your institution (including any branches or affiliates holding Commitments) by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).

Upon obtaining the Requisite Consent, Borrowers have agreed to pay each Lender that returns its Response Form marked as consenting by the above deadline a consent fee equal to 10 basis points on such Lender’s Commitment.  In addition, if the Requisite Consent is obtained and Excess Availability falls below $200 million at any time prior to the next annual appraisal, Borrowers will agree to pay for an additional Inventory Appraisal.  Furthermore, Borrowers will agree not to send any Notices of Borrowing (or similar loan request) or request any Letters of Credit under the Loan Agreement if Excess Availability is or would be less than $200 million after giving effect thereto until after the completion and implementation of an additional Inventory Appraisal.

For any questions, please contact Terry McKinney (terry.mckinney@bofa.com or 469-294-7110) of Bank of America.

Thank you for your prompt attention to this matter.

Sincerely,

Bank of America, as Agent

[Response Forms Follow this Page]

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  Bank of America

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

BANK OF AMERICA, N.A., as a U.S. Lender

By: _______________________

Name: Terrance O. McKinney

Title:Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada Branch),
as a Canadian Lender

Exhibit 10.2

By:_______________________

Name:

Title:

Exhibit 10.2

BANK OF AMERICA, N.A. (acting through its London Branch), as a Belgian Lender, a Dutch Lender, and a Norwegian Lender

By: ________________________

Name:Terrance O. McKinney

Title:Senior Vice President

BANK OF AMERICA, N.A. (acting through its Australia Branch), as an Australian Lender

By:_______________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  JPMorgan Chase Bank

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:___________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

Exhibit 10.2

By:___________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A., SYDNEY BRANCH, as an Australian Lender

By:___________________________

Name:

Title:

JP MORGAN SECURIES PLC, as a Belgian Lender and a Norwegian Lender

By:___________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Dutch Lender and a UK Lender

By:___________________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  Wells Fargo Bank

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By: _______________________

Name:

Title:

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

Exhibit 10.2

By:________________________

Name:

Title:

Exhibit 10.2

WELLS FARGO BANK INTERNATIONAL UNLIMITED COMPANY, as a Belgian Lender and as a Norwegian Lender

By: _______________________

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as an Australian Lender, a Dutch Lender, and a UK Lender

By: _______________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  Barclays Bank plc

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

BARCLAYS BANK PLC, as a U.S. Lender, a Canadian Lender, an Australian Lender, a Norwegian Lender and a UK Lender

By:___________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  Goldman Sachs Lending Partners LLC

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

GOLDMAN SACHS LENDING PARTNERS LLC, as a U.S. Lender, a Belgian Lender, a Canadian Lender, a Dutch Lender, a Norwegian Lender and a UK Lender

By: ________________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  U.S. Bank National Association

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender, an Australian Lender, a Belgian Lender, a Dutch Lender, a Norwegian Lender and a UK Lender

By: _____________________

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Canadian Lender

Exhibit 10.2

By: ______________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  TD Bank

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

TD BANK, N.A., as a U.S. Lender

By:__________________________

Name:

Title:

THE TORONTO-DOMINION BANK, as a Canadian Lender

Exhibit 10.2

By:__________________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  Citizens Bank, N.A.

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

CITIZENS BANK, N.A., as a U.S. Lender

By:
Name:
Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  NYCB Specialty Finance Company, LLC

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of NEW YORK COMMUNITY BANK, as a U.S. Lender

By:______________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  PNC Bank National Association

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

PNC BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By: _______________________

Name:

Title:

PNC BANK CANADA BRANCH, as a Canadian Lender

Exhibit 10.2

By: _________________________

Name:

Title:

Exhibit 10.2

Response Form

Please complete and return by 5:00 p.m. (central time) on Monday, April 27th via email to Terry McKinney (terry.mckinney@bofa.com).  Please ensure that each branch or affiliate of your institution holding a Commitment signs and returns the form as appropriate.

Institution Name:  KBC Bank N.V.

Stipulated NOLV and Effective Rate Percentages for Inventory:

______________Consents to utilization of the Stipulated Percentages for purposes of determining the inventory component of the Borrowing Bases under the Loan Agreement as set forth in the Memorandum.

______________Does not consent.

KBC BANK, N.V., as a U.S. Lender, a Dutch Lender and a Belgian Lender

By: ____________________

Name:

Title:

By: ___________________

Name:

Exhibit 10.2

Title: